Exhibit 99.2

                         List of Filers and Signatures
                         -----------------------------

Designated Filer:  Spencer Capital Management, LLC
Issuer & Ticker Symbol:   Resource America, Inc.  (REXI)
Date of Event Requiring Statement:  February 21, 2006



1.    Name:     Kenneth H. Shubin Stein, MD, CFA
      Address:  1995 Broadway, Suite 1801
                New York, NY 10023

2.    Name:     Spencer Capital Opportunity Fund, L.P.
      Address:  1995 Broadway, Suite 1801
                New York, NY 10023

2.    Name:     Spencer Capital Partners, LLC
      Address:  1995 Broadway, Suite 1801
                New York, NY 10023

4.    Name:     Spencer Capital Offshore Opportunity Fund, Ltd.
                Address: c/o Walkers SPV Ltd.
                P.O. Box 908GT
                Walkers House
                Mary Street
                George Town, Cayman Islands

5.    Name:     Spencer Capital Offshore Partners, LLC
      Address:  1995 Broadway, Suite 1801
                New York, NY 10023

6.    Name:     Spencer Capital Small Cap Fund, LP
      Address:  1995 Broadway, Suite 1801
                New York, NY 10023

6.    Name:     Spencer Small Cap Partners, LLC
      Address:  1995 Broadway, Suite 1801
                New York, NY 10023






Date:  February 23, 2006

                           SPENCER CAPITAL OPPORTUNITY FUND, LP

                                 By:  Spencer Capital Partners, LLC,
                                      Its General Partner


                           By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                ------------------------------------------------
                                Name:   Kenneth H. Shubin Stein, MD, CFA
                                Title:  Managing Member

                           SPENCER CAPITAL PARTNERS, LLC

                           By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                ------------------------------------------------
                                Name:   Kenneth H. Shubin Stein, MD, CFA
                                Title:  Managing Member

                           SPENCER CAPITAL OFFSHORE OPPORTUNITY FUND, LTD.

                                 By:  Spencer Capital Offshore Partners, LLC,
                                      Its Investment Manager


                           By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                ------------------------------------------------
                                Name:   Kenneth H. Shubin Stein, MD, CFA
                                Title:  Managing Member

                           SPENCER CAPITAL OFFSHORE PARTNERS, LLC


                           By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                ------------------------------------------------
                                Name:   Kenneth H. Shubin Stein, MD, CFA
                                Title:  Managing Member


                           SPENCER CAPITAL SMALL CAP FUND, LP
                                 By:  Spencer Small Cap Partners, LLC,
                                      Its General Partner



                           By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                               -------------------------------------------------
                                Name:   Kenneth H. Shubin Stein, MD, CFA
                                Title:  Managing Member



                           SPENCER SMALL CAP PARTNERS, LLC


                           By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                ------------------------------------------------
                                Name:   Kenneth H. Shubin Stein, MD, CFA
                                Title:  Managing Member


                           By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                ------------------------------------------------
                                Kenneth H. Shubin Stein, MD, CFA